                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 21, 2002
                                ----------------

                             United Bankshares, Inc.
             (Exact name of registrant as specified in its charter)

          West Virginia                  No. 0-13322              55-0641179
-------------------------------  --------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                300 United Center
                            500 Virginia Street, East
                         Charleston, West Virginia 25301
                         -------------------------------
                    (Address of Principal Executive Offices)

                                 (304) 424-8800
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
             (Former name or address, if changed since last report)

Item 5. Other Events

        On October 21, 2002 United Bankshares, Inc. ("United") announced its earnings for the third quarter and first nine months of 2002. A copy of the press release is attached as Exhibit 99.1 to this report. Additionally, United provided supplemental financial information for analysts and other interested investors, which is attached as Exhibit 99.2 to this report.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

            99.1 Press Release, dated October 21, 2002, issued by United Bankshares, Inc.

            99.2  Unaudited Supplemental Financial Information

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNITED BANKSHARES, INC.

Date: October 21, 2002             By: /s/ Steven E. Wilson
     -------------------               -------------------------------
                                   Steven E. Wilson, Executive Vice
                                   President, Treasurer, Secretary and Chief
                                   Financial Officer